April 30, 2014

Altegris Fixed Income Long Short Fund A Series of Northern Lights Fund Trust
Prospectus Class A (FXDAX) Class C (FXDCX) Class I (FXDIX) Class N (FXDNX)
ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037	SUB-ADVISED BY RockView Management, LLC Metro Center, One Station Place 7th Floor Stamford, CT 06902 Premium Point Investments LP 712 Fifth Avenue, 24th Floor New York, NY 10019

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by either the Securities and Exchange Commission (“SEC”)  nor has the SEC  passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

INVESTMENT OBJECTIVE:   The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	1.05%	1.05%	1.05%	1.05%
Interest and Dividends on Securities Sold Short	0.07%	0.07%	0.07%	0.07%
Remaining Other Expenses	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses	3.05%	3.80%	2.80%	3.05%
Fee Waiver (2)	(0.74)%	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses After Fee Waiver	2.31%	3.06%	2.06%	2.31%

 (1) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))  will not exceed 2.24%, 2.99% 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund’s adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

877.772.5838 | www.altegrismutualfunds.com	Altegris Fixed Income Long Short Fund	1

Class	1 Year	3 Years	5 Years	10 Years
A	$796	$1,398	$2,023	$3,697
C	$409	$1,093	$1,896	$3,989
I	$209	$798	$1,414	$3,075
N	$234	$873	$1,537	$3,313

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$309	$1,093	$1,896	$3,989

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  For the fiscal period ended December 31, 2013, the Fund’s portfolio turnover rate was 71%.

PRINCIPAL INVESTMENT STRATEGIES:  In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in both long and short positions in fixed income securities of domestic and foreign issuers or counterparties ("80% investment policy").  For purposes of the 80% investment policy, the Fund defines fixed income securities as including (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, and (xi) other evidences of indebtedness.  The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade ("high yield securities" or "junk bonds").  Below investment grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO).  The Fund may invest, without limitation in either U.S. or foreign securities or issuers, including securities of issuers in emerging markets. The Fund may use foreign currency forward contracts to hedge foreign currency exchange risk. The Fund may invest a portion of its assets in private placement offerings which may be illiquid. In addition, the Fund may engage in transactions for the purpose of hedging against changes in the price of other Fund portfolio securities, such as purchasing put options, selling securities short or writing covered call options. The Fund’s short positions may equal up to 100% of its net asset value. The Fund may also leverage its portfolio by purchasing securities with funds provided via repurchase agreements or borrowed from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  The Fund will limit its borrowings such that the Fund’s long positions will constitute less than 150% of its net asset value.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its' investments focused in fewer securities at any one time than a diversified fund.  The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C., (the “Adviser”) seeks to achieve total return through a combination of current income and capital appreciation, and expects over time that returns will be slightly to moderately correlated to major fixed income indices (such as, for example, the Barclays Capital U.S. Aggregate Bond Index). As correlations (whether positive or negative) measure the

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strength and direction of a relationship between two variables, the Adviser expects “slight to moderate correlation” to an index, in this context, to be within a range of +0.00 to +0.70 under normal market circumstances. The Fund seeks to achieve its investment objective by utilizing an approach whereby the Fund’s assets are allocated and diversified among one or more sub-advisers employing various fixed income long short strategies, in percentage allocation amounts determined in the discretion of the Adviser.  Each of the Fund's sub-advisers has one or more proprietary fixed income long short investment strategies (i.e., sub-strategies) that, in the aggregate across all sub-strategies, are expected to have returns that are moderately correlated to major fixed income market indices, as described above.  The initial sub-strategies include a fundamental long short credit strategy and a short biased credit strategy.  While the Fund employs long and short investment strategies, the Fund should not be considered to be a market neutral fund as the type of strategies employed from time to time may vary.  Any sub-adviser selected by the Adviser to manage a portion of the Fund’s portfolio assets will act independently from the others and will utilize its own proprietary and distinct fixed income long short investment strategies and techniques.  Each sub-adviser, however, will be subject to, and must operate within, the same investment restrictions and portfolio constraints as are applicable to the Fund.

PRINCIPAL INVESTMENT RISKS:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

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CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations which may experience substantial losses due to, among other things, defaults and/or decreases in collateral values.

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Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risk.

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Credit Default Swap Risk:  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond.  There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security.  A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.

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Derivatives Risk:  The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks.  Long options positions may expire worthless.

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Emerging Markets Risk: Investments in securities of issuers in emerging markets will be subject to risks of foreign securities in general and with those of emerging markets as well. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Securities of issuers in emerging markets securities also tend to be less liquid.

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Equity Market Risk:  Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right.  Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Fixed Income and Interest Rate Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund's investments decreases.

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Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Government-Sponsored Entities Risk: The Fund may invest in MBS or other fixed income securities issued or guaranteed by government-sponsored entities, such as FNMA or “Fannie Mae”, or the FHLMC or “Freddie Mac”, but these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

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High Yield or Junk Bond Risk:  Lower-quality bonds and other debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

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Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Leverage Risk:  The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

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Limited History of Operations Risk:  The Fund has a limited history of operation(s) for investors to evaluate.

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Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Loans and Loan Participations Risk: Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest.

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Management Risk:  The Adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results.  Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Market Risk:  Overall securities market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Mortgage-Backed and Asset-Backed Risk: The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities (“MBS”) are susceptible maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates.

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Non-agency MBS Risk: Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

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Preferred Stock Risk:  Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Real Estate Risk:  Price declines of securities in the real estate sector could adversely affect the price of securities invested in by the Fund, including RMBS.

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Repurchase and Reverse Repurchase Agreements Risk:  The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

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Residential Mortgage-Backed Securities Risk:  RMBS are subject to the risks generally associated with MBS. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued RMBS.

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Short Selling and Short Position Risk:  The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds.  Positions in shorted securities and derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown.  Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

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Small and Medium Company Credit Risk:  Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, fixed income securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.

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TBA Securities Risk:  In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

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Turnover Risk:  A higher portfolio turnover may result in higher transactional and brokerage costs.

PERFORMANCE:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling
1-877-772-5838.

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INVESTMENT ADVISER:  Altegris Advisors, L.L.C.

INVESTMENT ADVISER CO-PORTFOLIO MANAGERS:  Each of Jon Sundt, Matthew Osborne and Allen Cheng has served the Fund as Portfolio Manager since it commenced operations in 2013.  Eric Bundonis has been a Portfolio Manager to the Fund since 2014.

Co-Portfolio Managers	Title
Jon Sundt	President and Chief Executive Officer
Matt Osborne	Executive Vice President
Allen Cheng	Senior Vice President and Chief Investment Officer
Eric Bundonis, CFA	Vice President and Co-Director Research and Investments

SUB-ADVISERS:

RockView Management, LLC

Premium Point Investments LP

SUB-ADVISER PORTFOLIO MANAGERS:  Kevin Schweitzer has served as a sub-adviser Portfolio Manager to the Fund since on or about April 2013, and Anilesh “Neil” Ahuja and James Nimberg have served as a sub-adviser Portfolio Managers since on or about October, 2013.

Sub-Adviser	Portfolio Manager(s)	Title
RockView Management, LLC	Kevin Schweitzer	Chief Investment Officer
Premium Point Investments LP	Anilesh “Neil” Ahuja	CEO & Chief Investment Officer
Premium Point Investments LP	James Nimberg	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.  The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Adviser's Investment Process

The Adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation.  The Adviser's investment process includes what the Adviser believes, with confidence, is a rigorous methodology for sourcing, evaluating and qualifying prospective Fixed Income Long Short investment manager candidates for selection to serve as sub-advisers of the Fund.  This process is coordinated in conjunction with the Adviser's procedures within asset allocation and portfolio construction.  Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management.  A summary of the Adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Fixed Income Long Short sub-strategy weightings
SOURCING	• Analyze investment managers that represent asset class and sub-strategies • Initial investment and operational reviews
EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage sub-advisers from among qualified prospective investment and • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

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Ongoing monitoring of sub-adviser and portfolio investment managers

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Assess investment results of sub-advisers by assessing:

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Returns

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Standard deviations

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Performance attribution

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Style drift

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Correlation changes

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Counterparty and/or issuer credit quality

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Management changes

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Rebalance between sub-adviser strategies and/or reallocate to new sub-advisers

Asset Allocation:  The Adviser determines the relevant Fixed Income Long Short sub-strategies that should comprise the portfolio within an asset allocation framework.  To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

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Sourcing:  The next step in the Fixed Income Long Short strategy investment process is the sourcing of investment managers as prospective sub-advisers from the large and growing universe of Fixed Income Long Short managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Co-Managers and the Adviser's management.  The Adviser's network of relationships with investment professionals plays an important role.  Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships.  Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the Adviser's Portfolio Managers and key members from the Adviser's research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review.

Evaluating:  For prospective sub-adviser candidates that advance from the initial review process, the Adviser performs a rigorous due diligence process.  In addition to qualitative discussions with the sub-advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the Adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy.  However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate.  Requested documentation typically encompasses  offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the Adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues.  While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-adviser candidate. Among the specifics reviewed by the Adviser are:

(1)

Ability of the manager to generate returns within specific risk parameters;

(2)

Stability of manager's investment process and its ability to sustain return;

(3)

Expertise of the manager's firm and its employees;

(4)

Differentiating factors that give the manager an investment edge;

(5)

Infrastructure of the manager's firm from research to trading to operations;

(6)

The manager's risk control procedures, both from a business and investment standpoint; and

(7)

The manager's overall business organization.

After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

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Portfolio Construction:  Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers.  The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation:  Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the Adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta.  The Adviser's research staff and Portfolio Managers closely monitor the investment results for each sub-adviser.  From a risk management perspective, the Adviser will review underlying daily portfolio holdings and its associated statistical risk at both a total portfolio level and individual sub-adviser standpoint.  On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained variances including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate a particular sub-adviser.  Additionally, the Adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various fixed income long short sub-strategies used by the Fund.  The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the Adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed.  The Adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio.  However, asset allocation will vary by sector and sub-strategy.  The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the Adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Adviser selects and delegates management of the portfolio to one or more sub-advisers and sub-strategies they advised by them. The Adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers. The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The sub-adviser(s) will generally maintain positions (both long and short) in fixed income and fixed income derivative securities.  The types of securities in which the sub-adviser(s) will generally invest include, but are not limited to, notes, bonds, debentures, Agency and Non-agency MBS (including RMBS and securities issued in TBA transactions), ABS, CLOs and CDOs, preferred stocks, loan participations, repurchase agreements and other debt or debt-related securities of various maturities

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and interest rates and other similar investments.  The sub-advisers may also invest in fixed income securities purchased on foreign exchanges (including securities of issuers located in emerging markets), as well as in private placements both domestically and abroad.  Derivative instruments in which sub-adviser(s) may invest, for both hedging purpose and to enhance returns, include options, financial futures, options on futures, repurchase agreements and swaps. A sub-adviser may utilize leverage as part of its portfolio management process.  From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers.  Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

PRINCIPAL INVESTMENT STRATEGIES

In addition to the sub-advisers described below, the Adviser may enter into sub-advisory agreements with additional sub-advisers in the future.  The sub-strategies currently pursued by sub-advisers on behalf of the Fund are managed as described below.

Sub-Advisers & Strategies

RockView Management, LLC ("RockView")

The Adviser has entered into a sub-advisory agreement with RockView pursuant to which RockView will manage that portion of the Fund’s assets as delegated to it by the Adviser pursuant to a fundamental long short credit sub-strategy.

Fundamental Long Short Credit Sub-Strategy

The fundamental long short credit sub-strategy is focused primarily on investments in long short corporate credit and the identification of “credit migration” opportunities.  Credit migration refers generally to the upgrading or worsening in an issuer’s credit ranking and/or credit grade over time. RockView seeks to identify credit migration opportunities on the long side, by identifying small- to mid-size credit issuers that RockView believes are under-valued and which investments may provide price appreciation and yield. On the short side, RockView seeks to identify credit migration opportunities by determining which global industries it believes are deteriorating, and those securities which are investment grade but poised for downgrades, or other fixed income trades that could present potential downside volatility.

The sub-strategy is intended to provide consistent risk-adjusted absolute returns throughout an economic cycle, with low correlation to both equity and fixed income markets, and exploit potentially profitable trades through the identification of credit migration trends or opportunities.  On the long side, this is typically expressed through investments in high yield debt, such as senior/secured corporate bonds and “stressed” convertible bonds, and on the short side, as expressed through credit default swaps or other derivatives where the credit is typically investment grade.  Specific trading styles within this sub-strategy, stated as approximate percentages within the portfolio managed by the sub-adviser, include (as a % of NAV): fixed income directional longs (40%); fixed income directional shorts (approximately 50%); convertible arbitrage (up to 40%); and capital structure arbitrage (less than 2.5%).  However, percentage allocations within the portfolio may vary outside of expected ranges from time to time due to a number of factors, including market conditions, available investment opportunities, level of interest rates, economic data, etc.

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RockView’s investment process for long positions begins with analysis of underlying market and industry trends, pricing dislocations, news items, events and regulatory changes, coupled with a bottom up, financial modeling (Porter Competitive Model), further analysis of potential credit issuers, specific research of identified and targeted companies follows with a focus on finding value within specific securities in light of factors such as liquidity, capital structure and optimal point of entry into the security.  Potential investments are then analyzed with respect to volatility, position sizing, price targets, profit taking and stop loss consideration – resulting in specific credit long position trades.  The sub-strategy’s long portfolio will primarily consist of cash bonds and may include foreign bonds. The sub-adviser may hedge currency risks associated with foreign bonds through entry into currency forward or futures transactions or other currency risk hedging methods.

The sub-strategy's short portfolio will consist of cash bonds and credit default swaps, With respect to the short portfolio, RockView’s focus is to generate returns that are not dependent on market or index returns through the identification of securities poised for credit deterioration, and to capitalize on adverse events in credit markets through directional shorts on a net exposure basis. In the short portfolio, RockView pursues a thematic process through the early identification of macro/micro economic trends within and across multiple economic themes and reporting periods, with the intent of creating a favorable combination of return vs. risk.  The identification of promising trends and themes is followed by research on target industries most likely to be negatively impacted or stressed by RockView’s trend outlook, and in turn, the identification of specific companies within those industries that could be most negatively impacted, but with higher perceived credit quality.  Securities identified as potential short positions are then analyzed with respect to expected price movement, position sizing, price targets, profit taking and stop loss consideration – resulting in specific credit short position trades.  RockView believes that the inclusion of a short portfolio, and tactically sizing the amount of Fund assets allocated to short positions dependent upon market conditions, (i) reduces volatility of returns, particularly during periods of market stress, enhances total returns over time, and (ii) has the potential for generating absolute returns over an investment cycle (approximately 3 calendar quarters) with negative correlation to major fixed income market indices (e.g., the Bank of America/Merrill Lynch High Yield Bond Index).

Premium Point Investments LP (“PPI”)

The Adviser has entered into a sub-advisory agreement with PPI pursuant to which PPI will manage that portion of the Fund’s assets as delegated to it by the Adviser. The sub-adviser will employ a research intensive fundamentally driven mortgage-backed securities (“MBS”) strategy, with a focus on private label (“Non-Agency”) and Government issued (“Agency”) bonds.

Fundamental MBS Sub-Strategy

Strategy

PPI’s sub-strategy seeks to capitalize on investment opportunities in the mortgage-backed securities or “MBS” markets, including but not limited to investments in Agency and Non-agency MBS (including RMBS and securities issued in TBA transactions.  In selecting investments, PPI intends to target Non-Agency and Agency bonds that are deemed to be undervalued compared to the intrinsic value of the underlying real estate.  In executing the sub-strategy on behalf of the Fund, PPI intends to select investments through a top-down strategic approach and a bottom-up tactical approach.

PPI utilizes a differentiated approach to investing in MBS by combining extensive modeling and risk management with a fundamentally-driven investment process that begins with property-level analysis.  Important components of PPI’s fundamental approach are attending housing auctions and utilizing networks of real estate brokers on the ground for research purposes.

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Risk Management / Hedging

The sub-strategy utilizes what PPI believes to be robust risk management techniques to manage fundamental exposures to economic variables as well as price movements due to market volatility.  PPI will seek to generate alpha utilizing various interest rate hedges and credit derivatives, and constantly monitor credit risk, interest rate risk, and regulatory risk in its implementation of the sub-strategy on behalf of the Fund.

Return Profile

PPI anticipates that returns of the Fund generated from the fundamental MBS sub-strategy will be attributable primarily to a combination of principal and interest payment streams from underlying mortgages that serve as collateral for portfolio investments in MBS (including prepayments or liquidation cash flows on collateral), and mark-to-market gains received on bonds and on hedging instruments.

PRINCIPAL INVESTMENT RISKS

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CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

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Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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  Credit Default Swap Risk: The Fund may invest in credit default swaps (“CDS”) which require the Adviser to forecast, among other things, the likelihood of credit event for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio

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security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding CDS by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each CDS exposes the Fund to counterparty risk and the Adviser or a sub-adviser may determine to concentrate any or all of its CDS in a single counterparty or small group of counterparties.  If a counterparty defaults, the Fund’s only recourse would be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit.  The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a CDS.  In addition to counterparty risks, CDS are subject to credit risk on the underlying investment.  If the Fund were the buyer of a CDS and no event of default occurred, the Fund would lose its entire investment.  Similarly, if the Fund were the seller of a CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

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Credit Risk:  There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.  In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond.  There is a risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security.  A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.

In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk: The Fund may use derivatives (including options, repurchase agreements and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

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Leverage and Volatility Risk:  Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk:  Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

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Risk of Options:  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Hedging Risks:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

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Emerging Markets Risk: The Fund may invest a portion of its assets in issuers from countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by

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government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

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Equity Securities Risk: Although the Fund will invest primarily in fixed income securities, a portion of its portfolio may be invested in equity securities, including common stock, which are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment).  The Fund may also invest in Rule 144A securities which are restricted securities that may not be readily marketable in broad public markets and which carry the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so, and/or may have to sell the security at a lower price. Transaction costs may also be higher for Rule 144A securities.  A restricted security that when purchased was liquid may subsequently become illiquid.

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Fixed Income and Interest Rate Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for

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certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

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Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Government-Sponsored Entities Risk: The Fund may invest in MBS or other fixed income securities issued or guaranteed by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

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High Yield or Junk Bond Risk:  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include Rule 144A securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Impairment of Collateral Risk: The value of collateral that may secure various forms of loans, repurchase agreements, swaps or other derivatives contracts may result in such transactions being viewed as safer as compared to those that may be unsecured. However, if the collateral posted is non-cash collateral, then what is known as collateral risk may be present. The value

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of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. This can happen for a variety of reasons, including credit quality, liquidity, price volatility, and exchange rate fluctuations. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.

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Limited History of Operations Risk:  The Fund has a limited history of operation(s) for investors to evaluate.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.  As a result, investors cannot judge the Adviser or any sub-adviser without a mutual fund specific track record.

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Loans and Loan Participations Risk: Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although fully collateralized at the time of acquisition, collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to an investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.  Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which could have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the Adviser or the securities selected by the sub-advisers will produce positive returns.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Mortgage-Backed and Asset-Backed Risk: MBS and ABS are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk. ABS also are subject to maturity risk, although to a much smaller degree.

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Non-Agency MBS Risk: MBS issued or guaranteed by private issuers are also known as "non-agency MBS". Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments. The market for non-agency MBS is smaller and less liquid than the market for U.S. government-issued MBS.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in ETFs and investment companies that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Preferred Stock Risk:  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

•

Real Estate Risk:  RMBS, non-agency MBS and other securities the Fund owns, the value of which is dependent on real estate prices, are volatile. Price declines of securities in the real estate sector could adversely affect the price of securities invested in by the Fund.

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•

Repurchase and Reverse Repurchase Agreements Risk:  The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  The Fund’s entry into reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.  Reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.

•

Residential Mortgage-Backed Securities Risk:  RMBS are subject to the risks generally associated with MBS. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued RMBS.  Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The risks associated with RMBS are greater for those in the Alt-A first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS.

•

Short Selling and Short Position Risk:  The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is potentially higher.  However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

•

Small and Medium Capitalization Company Risk:  The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.  These companies may have

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narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

•

TBA Securities Risk: In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms.  To the extent the Fund purchases or sells TBA securities, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous, Mortgage-backed TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains, as well as potential interest rate risks and increased overall investment exposure.

•

Turnover Risk:  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.

TEMPORARY INVESTMENTS:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS DISCLOSURE:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling
1-877-772-5838.

MANAGEMENT

INVESTMENT ADVISER:  Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400, La Jolla, CA  92037, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The Adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objective, policies and restrictions. The

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Adviser was established in 2010 for the purpose of advising mutual funds. As of December 31, 2013, the Adviser had approximately $1.460 billion in assets under management. Management of the Adviser and its affiliates, and the Portfolio Co-Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products, and as of December 31, 2013 oversaw approximately $2.69 billion in client assets allocated to alternative investments including fixed income long short strategies. Affiliates of the Adviser provide futures clearing services to accounts which as of December 31, 2013 represented approximately $878 million in institutional assets.

The Adviser is wholly-owned and controlled by (1) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (2) certain senior management of Altegris and certain of its affiliates.  Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets.  The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed the following levels of the average daily net assets attributable to each of the Class of shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after end of the fiscal year end during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Class	A	C	I	N
Expense Limit	2.24%	2.99%	1.99%	2.24%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Fund's  annual shareholder report dated December 31, 2013.

INVESTMENT ADVISER CO-PORTFOLIO MANAGERS:

Jon Sundt

President and Chief Executive Officer

Mr. Sundt has served as President and Chief Executive Officer of the Adviser since its founding in February, 2010. He also currently serves as President and Chief Executive Officer of Altegris Investments, Inc. ("Altegris Investments"), a SEC-registered broker-dealer that is an indirect affiliate of the Adviser. From October 2004 to the present, he has also served as President of Altegris Portfolio Management, Inc., which does business primarily as "Altegris Funds," an investment advisory firm, commodity pool operator and an indirect affiliate of the Adviser.  Mr. Sundt serves as the manager,

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CEO and the President of Altegris Services, L.L.C. ("Altegris Services"), an administrative and operations company, Altegris Clearing Solutions, L.L.C. ("Altegris Clearing Solutions"), a commodity trading advisor and introducing broker registered with the CFTC, and of Altegris Futures, L.L.C. ("Altegris Futures"), an introducing broker registered with the CFTC. The Adviser and each of the Adviser's indirect affiliates described above are collectively referred to as the "Altegris Companies."  Mr. Sundt brings more than 24 years of experience in the alternative investment industry to the Adviser.   Prior to co-founding Altegris Capital LLC (“Capital "), in 2002, Mr. Sundt was Director of Managed Accounts and Senior Vice President of the Managed Investments Division of Man Financial.  An expert in managed futures and alternative investment strategies, Mr. Sundt is widely quoted by leading financial media and a variety of industry publications.

Matthew Osborne

Executive Vice President

Mr. Osborne has served as Executive Vice President of the Adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc.  From July 2002 to the present, he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Adviser. Prior to 2002, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial.  Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Allen H. Cheng

Senior Vice President

Mr. Cheng has served as Senior Vice President and Chief Investment Officer of the adviser since July 1, 2010.  From August 2008 through June 2010, Mr. Cheng served as Managing Director of Research and Investments for Altegris Investments, Inc.  Mr. Cheng brings over 20 years of hedge fund and alternative investment experience to the adviser.  Prior to joining Altegris Investments, Inc. in July 2008, Mr. Cheng served as Managing Director, Head of Fund of Funds Portfolio Management at Bank of America's Alternative Investment Group.  Mr. Cheng's previous experience includes responsibility as Managing Director-Head of Research for Optima Fund Management, an investment advisory firm specialized in alternative investments. He began his alternative investment career at Moore Capital Management managing asset allocation and research for hedge fund multi-manager products.  Mr. Cheng earned his BA in Finance from the University of Maryland and MBA from the University of Michigan.

Eric Bundonis

Vice President and Co-Director of Research and Investments

Mr. Bundonis has served as Vice President, Co-Director of Research and Investments of the Adviser since February 2012.  His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice

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President, Senior Research Analyst for Altegris Investments, Inc. Prior to joining Altegris Investments, Inc. in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital's investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

SUB-ADVISERS and SUB-ADVISER PORTFOLIO MANAGERS

ROCKVIEW MANAGEMENT, LLC

RockView Management, LLC, Metro Center, One Station Place, 7th Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, RockView is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and RockView, as a sub-adviser, RockView is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the Adviser, not the Fund.  RockView is an SEC-registered investment advisory firm specializing in long short fixed income strategies.  Since 2004, the firm has pursued fundamental long short, directional strategies, focusing on credit migration opportunities, on behalf of its institutional and hedge fund clientele.  As of December 31, 2013, it had $97 million in assets under management.

Kevin Schweitzer

Chief Investment Officer

Mr. Schweitzer has over 20 years of experience in distressed debt and special situation credits, focusing on both long and short investing. In August 2004 he launched RockView as a fundamental long short credit strategy.  Mr. Schweitzer began his career in 1989 at Arthur Andersen LLP, where he served as a financial advisor for troubled companies or their creditors for over 2 years. In 1992 he joined Hellmold Associates, Inc. in a similar capacity and focused on early identification of companies that might experience financial difficulty. In the latter half of his tenure at Hellmold, Mr. Schweitzer, preferring investment to advisory/consulting services, spent much of his time focused on the analysis and investment of their $80 million internal hedge fund. In 1995 Mr. Schweitzer joined Paloma Partners as a portfolio manager running an opportunistic high yield and distressed fund. His assets under management grew to $250 million over a 4 year period. At Paloma, Mr. Schweitzer also assisted with analysis and hedging of their merger arbitrage portfolio as well as their convertible arbitrage book. After the global financial crisis in late 1998, Paloma downsized significantly. In early 1999, Mr. Schweitzer joined CoMac Partners as a senior analyst for a $400 million distressed fund. While at CoMac he also started and managed their merger arbitrage portfolio. In April 2001, Mr. Schweitzer joined Stanfield Capital as a senior analyst and helped launch a long short credit hedge fund which grew to over $400 million in capital commitments within nine months. In March 2003, Mr. Schweitzer joined Jemmco Partners as a portfolio manager responsible for investing a $250 million multi-strategy, market neutral event driven portfolio. In mid-2004 Mr. Schweitzer wound-down his portfolio and launched RockView Capital the following month on a stand-alone basis.  Mr. Schweitzer holds a Bachelor of Arts in Finance and Accounting from Lehigh University where he graduated in 1989.

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PREMIUM POINT INVESTMENTS LP

Premium Point Investments LP, 712 Fifth Avenue, 24th Floor, New York, NY  10019, serves as sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, PPI is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and PPI, as a sub-adviser, PPI is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the Adviser, not the Fund.  PPI is an SEC-registered investment advisory firm specializing in structured credit investing focused on mortgage-backed securities investment strategies. PPI was founded in June 2008, and as of December 31, 2013 managed $2 billion in assets under management for its institutional, high net worth and hedge fund clientele.

Anilesh “Neil” Ahuja

Chief Investment Officer and Chief Executive Officer

Mr. Ahuja has over 23 years of experience overseeing and managing the mortgage-backed securities origination and trading business, and was a co-founder of PPI in 2008 and has held the positions of CEO and CIO of PPI since that time. Prior to PPI, from 2004 to 2008, Mr. Ahuja was the Head of Deutsche Bank’s RMBS business. By 2007, under Mr. Ahuja’s leadership, Deutsche Bank had risen from a ranking of 18th in the RMBS issuance “league tables” to a 4th place ranking. As Head of Deutsche Bank’s RMBS business (which included prime and subprime mortgages), a broad range of employees reported to Mr. Ahuja, including loan originators, securities traders, investment bankers and client relations specialists in North America, Europe and Asia.  Prior to joining Deutsche Bank, Mr. Ahuja spent 8 years with Greenwich Capital as the head of agency and non-agency MBS. Prior to that, Mr. Ahuja directed the mortgage structuring business at Lehman Brothers for over 6 years. Mr. Ahuja holds a B.A. in Economics from the University of Pennsylvania.

James Nimberg

Portfolio Manager

Mr. Nimberg has over 17 years of industry experience in various positions in trading as well as in research in Agency MBS.  At PPI, Mr. Nimberg is principally responsible for the firm’s Agency MBS. From 2004 to 2013, Mr. Nimberg worked at Morgan Stanley in the interest rates products group where ultimately he was a Managing Director and head of the Agency pass-through trading desk. Prior to joining Morgan Stanley, Mr. Nimberg served as a Vice President at JP Morgan Securities. Previously, Mr. Nimberg has also held Associate and Research positions at Credit Suisse First Boston, Deutsche Bank and Lehman Brothers. Mr. Nimberg holds a B.S. in Computer Science, Economics and Mathematics from the University of Wisconsin at Madison and a M.S. in finance from Northwestern University.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares, if any.

Prior Performance of Similarly Managed Sub-Adviser Funds

The sub-advisers below have previously managed a fund or funds with substantially similar objectives and strategies as they will use to manage the portion of the Fund's assets allocated to them. You should not consider the past performance of the funds as indicative of the future performance of the Fund.

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The following tables set forth performance data relating to the historical performance of each similarly managed fund which represents all of the accounts and funds managed by the sub-adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser(s) in managing a fund or funds with substantially similar investment strategies, as measured against the Bank of America Merrill Lynch High Yield Bond Index and does not represent the performance of the Fund. The funds are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. Consequently, the performance results for each sub-adviser's fund or funds could have been adversely affected if the funds had been regulated as investment companies under the federal securities laws. The method used to calculate each fund's performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

RockView Management, LLC

The chart below shows the historical performance of RockView that corresponds to each sub-strategy to be employed by RockView as a sub-adviser to the Fund, and its portfolio manager, when managing the Fund assets as allocated by the Adviser to RockView.

Fundamental Long Short Credit Sub-Strategy:  RockView Capital Credit Fund

RockView Trading, Ltd. (a.k.a. “RockView Capital Credit Fund”), is a Cayman Islands based long short fixed income hedge fund managed by RockView, which has investment objectives and strategies substantially similar to those of the fundamental long short credit sub-strategy managed for the Fund by RockView as a sub-adviser. Performance data is sourced from RockView Partners L.P., Class A, a share class which invests solely in the RockView Capital Credit Fund. Performance for the RockView Capital Credit Fund is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for the RockView Capital Credit Fund including a 2.00% management fee and a 20% performance fee and other fees and expenses of the fund. The fees and expenses associated with an investment in RockView Capital Credit Fund are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if the results of RockView Capital Credit Fund were adjusted for expenses of the Fund, returns would have been different.

Average Annual Total Returns

For the periods ended December 31, 2013

Period	RockView Capital Credit Fund Gross	RockView Capital Credit Fund Net	BofA ML High Yield Bond Index	RockView Capital Credit Fund Volatility	BofA ML High Yield Bond Index Volatility
1 Year	6.71%	3.68%	7.38%	2.55%	4.57%
3 Years	6.15%	3.25%	9.01%	3.82%	6.33%
5 Years	10.62%	7.93%	18.46%	6.58%	9.00%
Since Inception	9.33%	5.72%	8.62%	6.63%	10.53%
(8/1/2004 - 12/31/2013)

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Annual Total Returns

For the Years 2004 (partial) to 2013

Year/Period	RockView Capital Credit Fund Gross	RockView Capital Credit Fund Net	BofA ML High Yield Bond Index	RockView Capital Credit Fund Volatility	BofA ML High Yield Bond Index Volatility
2013 YTD	6.71%	3.68%	7.38%	2.55%	4.57%
2012	4.35%	1.83	15.44%	2.67%	3.59%
2011	7.41%	4.26%	4.50%	5.46%	9.06%
2010	19.72%	17.30%	15.24%	3.34%	6.63%
2009	15.68%	13.42%	56.28%	2.52%	12.35%
2008	(23.08%)	(24.63%)	(26.21%)	13.67%	20.73%
2007	9.17%	5.59%	2.21%	3.02%	5.39%
2006	20.96%	14.65%	11.62%	2.05%	2.18%
2005	13.74%	9.12%	2.81%	1.67%	4.68%
8/1/2004 to 12/31/2004	21.02%	15.82%	7.86%	4.43%	1.03%

Annual Monthly Net Returns

For the Years 2004 (partial) to 2013

RockView Capital Credit Fund

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.16%	0.05%	0.85%	1.04%	0.73%	(1.41%)	0.62%	(0.74%)	0.45%	0.77%	0.38%	(0.26%)	3.68%
2012	1.10%	0.75%	0.81%	1.15%	(0.22%)	0.77%	(1.00%)	(0.51%)	(0.65%)	(0.48%)	(0.67%)	0.81%	1.84%
2011	2.38%	1.65%	1.17%	1.58%	0.99%	(0.26%)	0.93%	(2.64%)	(2.36%)	1.95%	(0.95%)	(0.11%)	4.26%
2010	0.89%	1.27%	2.92%	2.03%	(0.92%)	0.21%	2.57%	1.21%	1.50%	1.59%	1.42%	1.43%	17.30%
2009	0.26%	0.11%	(0.06%)	0.14%	1.02%	2.01%	1.56%	1.67%	1.93%	1.18%	1.20%	1.68%	13.42%
2008	0.06%	0.41%	(0.74%)	(0.94%)	1.01%	0.99%	0.21%	0.21%	(2.21%)	(8.09%)	(6.31%)	(11.55%)	(24.63%)
2007	1.25%	0.97%	0.63%	1.06%	1.53%	0.61%	0.09%	(1.38%)	0.91%	1.13%	(0.51%)	(0.79%)	5.59%
2006	1.99%	0.96%	1.06%	2.01%	0.33%	0.49%	0.49%	0.75%	0.70%	1.64%	1.65%	1.69%	14.65%
2005	0.74%	0.58%	0.56%	(0.31%)	0.62%	1.03%	1.73%	1.07%	1.03%	0.29%	1.00%	0.43%	9.12%
2004								2.74%	3.12%	2.13%	5.33%	1.62%	15.82%

Premium Point Investments LP

The chart below shows the historical performance of one of Premium Point Investment LP’s (“PPI”) funds, the Premium Point Mortgage Credit Fund LP, a mortgage-backed securities hedge fund managed by PPI (“Mortgage Credit Fund”), which has investment objectives and strategies substantially similar to those of the fundamental MBS sub-strategy managed for the Fund by PPI as a sub-adviser. Performance for the Mortgage Credit Fund is calculated using a time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for the Mortgage Credit Fund, including a 1.50% management fee and a 20% performance allocation and other fees and expenses as applicable to the Mortgage Credit Fund, and based on fair value accounting in accordance with U.S. generally accepted accounting principles.

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The performance of the Mortgage Credit Fund presented below includes reinvestment of earnings, and the returns of both realized and unrealized investments.  In 2006 the U.S. experienced a housing crisis which led to declining house prices and a significant downturn in the economy.  In early September 2008, global financial markets entered a period of upheaval marked by lack of liquidity and available financing, falling prices for private and public equity and debt, and unusually high market volatility. Although the economy and the housing market have experienced recent improvements, there can be no assurance that this trend will continue indefinitely, or that past performance of the Mortgage Credit Fund presented below will be indicative of its future performance, or of the performance of the Fund or any portion of its investment portfolio.

The fees and expenses associated with an investment in the Mortgage Credit Fund are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if the results of the Mortgage Credit Fund were adjusted for expenses of the Fund, returns would have been different.

Average Annual Total Returns

For the periods ended December 31, 2013

Period	PPI Mortgage Credit Fund Gross	PPI Mortgage Credit Fund Net	BofA ML High Yield Bond Index	PPI Mortgage Credit Fund Volatility	BofA ML High Yield Bond Index Volatility
1 Year	16.05%	11.22%	7.42%	6.28%	4.77%
3 Years	19.47%	13.54%	10.54%	5.41%	6.60%
Since Inception	19.94%	13.26%	11.37%	5.33%	6.50%
(10/1/2009 - 12/31/2013)

Annual Total Returns

For the Years 2009 (partial) to 2013

Year/Period	PPI Mortgage Credit Fund Gross	PPI Mortgage Credit Fund Net	BofA ML High Yield Bond Index	PPI Mortgage Credit Fund Volatility	BofA ML High Yield Bond Index Volatility
2013	16.05%	11.22%	7.42%	6.28%	4.77%

2012	34.73%	25.72%	15.58%	3.93%	3.81%
2011	7.83%	4.47%	4.38%	6.04%	9.64%
2010	20.85%	13.78%	15.19%	4.16%	6.98%
10/1/2009 to 12/31/2009	6.43%	2.19%	6.04%	4.65%	3.72%

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Annual Monthly Net Returns

For the Years 2009 (partial) to 2013

PPI Mortgage Credit Fund

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	3.94%	(0.23%)	1.49%	2.69%	1.45%	(3.33%)	0.88%	(0.43%)	0.82%	2.25%	0.92%	0.41%	11.22%
2012	1.56%	1.46%	2.27%	0.98%	(0.21%)	1.34%	4.05%	2.45%	3.37%	2.35%	1.15%	2.41%	25.72%
2011	4.94%	(1.16%)	0.40%	0.78%	0.29%	0.03%	1.95%	0.12%	(0.36%)	(2.00%)	0.26%	(0.71%)	4.47%
2010	1.11%	1.02%	1.09%	4.54%	(0.05%)	0.16%	1.55%	0.61%	0.73%	0.06%	0.82%	1.42%	13.78%
2009										(0.10%)	0.01%	2.28%	2.19%

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved  procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator.

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Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.  This fair value may also vary from valuations determined by other funds using their own fair valuation procedures.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in foreign securities and in ETFs and investment companies that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the ETFs and investment companies do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I, and Class N. Under this Prospectus, the Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees and minimum investment amounts. Class A charges a maximum sales load of 5.75%. Class C charges a maximum deferred charge of 1.00%. Class A can also charge a maximum deferred sales charge of 1.00% if you are exempt from front end load of 5.75% and your minimum investment of $1,000,0000 is redeemed within 18 months of purchase. Class A, Class C

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and Class N shares pay an annual distribution fee of up to 0.25%, 1.00%, and 0.25% respectively, of the Fund’s average daily net assets attributable to the Class for distribution expenses pursuant to a Plan under Rule 12b-1. Class I shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see Distribution Fees on page 40 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The Adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The following sales charges, which may be waived in the Adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. The Fund shall be reimbursed for any commissions retained by a broker-dealer.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

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Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period.  The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI.  Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction.    The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).

•

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance.  The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

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The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels.  Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund.  Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250.  Class I shares are offered to investment and institutional clients of the Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus.  Any such exchange is subject to the Funds’ discretion to accept or reject the exchange.  Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the  Adviser in its sole discretion determines to waive the applicable CDSC.  Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC.  For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

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Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

Via Regular Mail	or Overnight Mail
ALTEGRIS FIXED INCOME LONG SHORT FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	ALTEGRIS FIXED INCOME LONG SHORT FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-772-5838 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Altegris Fixed Income Long Short Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "Altegris Fixed Income Long Short Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail	or Overnight Mail
ALTEGRIS FIXED INCOME LONG SHORT FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	ALTEGRIS FIXED INCOME LONG SHORT FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

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The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:

 Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

·

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,·

•

The request must identify your account number, ·

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and·

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

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When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

You request a redemption to be made payable to a person not on record with the Fund;

•

You request that a redemption be mailed to an address other than that on record with the Fund;

•

The proceeds of a requested redemption exceed $50,000;

•

Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below the following amounts per share class

Class	A	C	I	N
Minimum	$2,500	$5,000	$1,000,000	$2,500

the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

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•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee on shares sold within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund or various classes of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

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The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

DISTRIBUTOR:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), is the distributor for the shares of the Fund.  The Distributors is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing) Fees:  The Trust, with respect to the Fund has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A	C	N
12b-1 Fee	0.25%	1.00%	0.25%

The Distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage

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in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:  The Distributor, its affiliates, and the Adviser and its affiliates may each at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

HOUSEHOLDING:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-772-5838 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2013 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I	Class N
	Period Ended December 31, 2013	Period Ended December 31, 2013	Period Ended December 31, 2013
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Income from investment operations:
Net investment income (2)	0.23	0.20	0.19
Net realized and unrealized gain(loss) on investments	0.15	0.19	0.18
Total from investment operations	0.38	0.39	0.37

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.11)
Net realized gains	(0.03)	(0.03)	(0.03)
Total distributions	(0.15)	(0.15)	(0.14)
Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$ 10.23	$ 10.24	$ 10.23

Total return (4,5)	3.75%	3.90%	3.69%

Net assets, at end of period (000s)	$ 2,448	$ 46,437	$ 7,667

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	3.05%	2.80%	3.05%
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	2.97%	2.72%	2.97%
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (7)	2.31%	2.06%	2.31%
Ratio of net expenses to average net asses excluding
dividends from securities sold short and interest expense (7)	2.24%	1.99%	2.24%
Ratio of net investment loss to average net assets (6)	2.30%	2.05%	2.30%
Portfolio Turnover Rate(5)	71%	71%	71%

(1)	The Altegris Fixed Income Long Short Fund commenced operations on February 28, 2013
(2)	Per share amounts calculate using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.

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PRIVACY NOTICE Rev. February 2014
FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balance

▪ Retirement Asset

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking

Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call# 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust doesn’t jointly market.

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Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	Ernst & Young LLP One Commerce Square, Suite 700 2005 Market Street Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated April 30, 2014 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-772-5838 or visit www.altegrismutualfunds.com.  You may also write to:

ALTEGRIS FIXED INCOME LONG SHORT FUND

c/o Gemini Fund Services, LLC

PO Box 541150

Omaha, NE 68154

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

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